                                  Exhibit 99.1

CONTACT:    Leonard Carr
            Vice President
            713-783-8200
            lcarr@tidelmail.com

FOR IMMEDIATE RELEASE

                  TIDEL ANNOUNCES DELISTING OF ITS COMMON STOCK

HOUSTON,  Texas -- March 25, 2003 -- Tidel  Technologies,  Inc.  (Nasdaq:  ATMS)
announced  today that it has been notified by the Nasdaq Listing  Qualifications
Panel of its  decision  to delist  the  Company's  common  stock from the Nasdaq
SmallCap Market  effective with the open of business on March 26, 2003. Based on current  market  maker  activity  and other  current  information,  the  Company believes it will  continue to have a market for its stock,  which would trade on the National Quotation Bureau's Pink Sheets, and will seek to arrange for one or more  market  makers  to quote its  common  stock on the Pink  Sheets  quotation service.

In its letter to the Company, received after the close of trading yesterday, the
Nasdaq Listings  Qualifications Panel cited several factors in its determination to delist the Company's securities,  including the Company's failure to file its
Annual Report on Form 10-K for the fiscal year ended  September 30, 2002 and its
Quarterly  Report  on Form  10-Q  for  the  quarter  ended  December  31,  2002, quantitative listing requirements violations and public interest concerns.

The Company  currently  expects to bring its Securities and Exchange  Commission filings  current as soon as possible.  After bringing its filings  current,  the
Company intends to seek to have one or more market makers quote its common stock on Nasdaq's  OTC  Bulletin  Board.  The Pink Sheets  Quotation  Service does not require that issuers of quoted  securities be current in their periodic filings.
Despite  these  intentions,  the Company is not able to provide  assurance  with respect to when or if its  Securities  and Exchange  Commission  filings will be brought current or quotations will be available for its common stock.

Tidel Technologies, Inc. is a manufacturer of automated teller machines and cash security equipment  designed for specialty retail marketers.  To date, Tidel has sold more than 40,000  retail ATMs and 150,000  retail cash  controllers  in the
U.S. and 36 other countries. More information about the company and its products may be found on the company's web site at www.tidel.com.

"SAFE HARBOR" DISCLAIMER UNDER THE PRIVATE  SECURITIES  LITIGATION REFORM ACT OF
1995:  THIS  PRESS  RELEASE  CONTAINS  FORWARD-LOOKING   STATEMENTS,   INCLUDING
STATEMENTS AS TO ANTICIPATED OR EXPECTED RESULTS, BELIEFS,  OPINIONS, AND FUTURE

FINANCIAL  PERFORMANCE.  THE  FORWARD-LOOKING  STATEMENTS  ARE BASED ON  CURRENT
EXPECTATIONS AND ASSUMPTIONS AND INVOLVE RISKS AND UNCERTAINTIES  THAT MAY CAUSE
THE COMPANY'S  ACTUAL  EXPERIENCE TO DIFFER  MATERIALLY  FROM THAT  ANTICIPATED.
ESTIMATES  ARE  BASED ON  RELIABLE  INFORMATION  AND PAST  EXPERIENCE.  HOWEVER,
OPERATING  RESULTS ARE AFFECTED BY A WIDE VARIETY OF FACTORS,  MANY OF WHICH ARE
BEYOND THE CONTROL OF THE COMPANY.  FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE
COMPANY'S  NON-COMPLIANCE  WITH  CERTAIN  PROVISIONS  OF  ITS  REVOLVING  CREDIT
FACILITY  AND  CONVERTIBLE  DEBENTURES;  THE  COMPANY'S  FINANCIAL  POSITION AND
WORKING CAPITAL AVAILABILITY; THE LEVELS OF ORDERS WHICH ARE RECEIVED AND CAN BE
SHIPPED IN A QUARTER;  CUSTOMER ORDER PATTERNS AND SEASONALITY;  COSTS OF LABOR,
RAW MATERIALS,  SUPPLIES AND EQUIPMENT;  TECHNOLOGICAL CHANGES;  COMPETITION AND
COMPETITIVE  PRESSURES ON PRICING;  CHANGES IN THE COMPANY'S  RELATIONSHIPS WITH
CUSTOMERS OR  SUPPLIERS;  ACCEPTANCE  OF THE  COMPANY'S  PRODUCT AND  TECHNOLOGY
INTRODUCTIONS  IN  THE   MARKETPLACE;   UNANTICIPATED   LITIGATION,   CLAIMS  OR
ASSESSMENTS;  THE  COMPANY'S  ABILITY TO REDUCE  COSTS AND  EXPENSES AND IMPROVE
INTERNAL OPERATING EFFICIENCIES;  THE ECONOMIC CONDITION OF THE ATM INDUSTRY AND
THE  POSSIBILITY  THAT IT IS A MATURE  INDUSTRY;  THE DELISTING  FROM THE NASDAQ
SMALLCAP  MARKET  EFFECTIVE MARCH 26, 2003 AND THE FUTURE TRADING MARKET FOR THE
COMPANY'S  SECURITIES;   AND  ECONOMIC  CONDITIONS  IN  THE  UNITED  STATES  AND
WORLDWIDE.  ADDITIONALLY,  FACTORS AND RISKS AFFECTING OPERATING RESULTS INCLUDE
THOSE DESCRIBED IN THE COMPANY'S  REGISTRATION  STATEMENTS AND PERIODIC  REPORTS
FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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